CHART®
GTLS: GAS TO LIQUID SYSTEMS®

CHART DELIVERS NATURAL GAS

SOLUTIONS

MAY 2013 INVESTOR PRESENTATION CHART INDUSTRIES, INC. Exhibit 99.1

Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  The use of words such as “may”, “might”, “should”, “will”, “expect”, “plan”, “anticipate”, “believe”,
“estimate”, “project”, “forecast”, “outlook”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements.  All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements.  These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves; a delay, significant reduction in or loss of purchases by large customers;
fluctuations in energy prices; the potential for negative developments in the natural gas industry related to hydraulic fracturing;
changes in government energy policy or failure of expected changes in policy to materialize; competition; economic downturns and deteriorating financial conditions; our ability to manage our fixed-price contract exposure; the Company’s ability to successfully manage its costs and growth, including its ability to successfully manage operational expansions; our reliance on key suppliers and potential supplier failures or defects; the modification or cancellation of orders in our backlog; changes in government healthcare regulations and reimbursement policies; general economic, political, business and market risks associated with the Company’s global operations and transactions; our ability to successfully acquire or integrate new product lines or businesses, including the ability to successfully integrate those businesses; the loss of key employees and deterioration of employee or labor relations; litigation and disputes involving the Company, including product liability, contract, warranty, employment and environmental claims; the adequacy of our warranty reserves; fluctuations in foreign currency exchange and interest rates; the financial distress of third parties; the regulation of our products by the U.S. Food & Drug Administration and other governmental authorities; the pricing and availability of raw materials; potential future impairment of the Company’s goodwill and other intangibles; the cost of compliance with environmental, health and safety laws; our ability to protect our intellectual property; technological security threats; additional liabilities related to taxes; the impact of severe weather; risks associated with our indebtedness, leverage, debt service and liquidity;
and volatility and fluctuations in the price of the Company’s stock. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. “Risk Factors” in the
Company’s most recent Annual Report on Form 10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully.  Please consider the Company’s forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Disclosure

GTLS: GAS TO LIQUID SYSTEMS
Technology leader that provides high-end equipment to the energy industry, which is the largest end-user of Chart’s products
One of the leading suppliers in all primary markets served
Global footprint for our operations on four continents with approximately 4,900 employees
More than half of sales outside the U.S. and more than half made to the energy markets
Company Overview
Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon, industrial gas, and biomedical markets
Asia
25%
U.S.
44%
Americas
(Non-US)
6%
RoW
9%
Europe
16%
FY 2012 Sales by Segment
Energy
54%
BioMedical
21%
General
Industrial
25%
FY 2012 Sales by Region
FY 2012 Sales by End-User
Energy &
Chemicals
32%
Distribution
& Storage
47%
BioMedical
21%

GTLS: GAS TO LIQUID SYSTEMS
Europe
<1%
Energy & Chemicals (E&C) Overview
Heat Exchanger
Cold Box
Production
Brazed Aluminium
Heat Exchangers
45%
Cold Boxes and
LNG VIP
34%
FY 2012 Sales by Product / Region
Highlights
Technology leader – providing heat exchangers and cold
boxes critical to LNG, Olefin petrochemicals, natural gas
processing and industrial gas markets
–
Separation, liquefaction and purification of hydrocarbon and industrial gases
Market leader – leading industry positions worldwide
Manufacturing leader – a key global supplier of mission-
critical LNG and LNG liquefaction equipment
Selected Products
Americas
(Non-US)
3%
Middle East &
RoW
28%
Asia
27%
U.S.
41%
3
Air Cooled Heat
Exchangers
21%

GTLS: GAS TO LIQUID SYSTEMS
Distribution & Storage (D&S) Overview
FY 2012 Sales by Product / Region
Highlights
Balanced customer base – 47% of segment sales derived
from products used in energy applications
Strategic footprint – manufacturing located near growing end markets and in lower-cost countries
–
Positioned to capitalize on strong expected LNG growth in Asia and North America
–
Continued investment in key global manufacturing facilities
Bulk MicroBulk
Distribution
Storage
Selected Products
Satellite LNG
Storage
Bulk Storage
Systems
31%
Packaged Gas
Systems
24%
VIP, Systems
and Components
8%
Parts, Repair
and On-Site
Service
9%
Beverage Liquid
CO  Systems
5%
LNG Terminals
and Vehicle Fuel
Systems
23%
Americas
(Non-US)
7%
RoW
1%
Asia
28%
U.S.
46%
Europe
18%

2

GTLS: GAS TO LIQUID SYSTEMS
BioMedical Overview
FY 2012 Sales by Product / Region
Highlights
Increase in oxygen respiratory therapy expected, once
Medicare competitive bidding process is completed and
European economic concerns ease
Biomedical research expected to increase, led by
international markets
End markets include: home healthcare and nursing homes,
hospitals and long-term care, biomedical and pharmaceutical
research, and animal breeding
Portable Oxygen
Lab Storage
Stainless Steel Freezer
Liquid Oxygen
(LOX) Therapy
Systems
36%
Biological
Storage
Systems
30%
Selected Products
Americas
(Non-US)
8%
U.S.
41%
Europe
35%
Asia
15%
RoW
1%
5
Non-LOX
Respiratory
Therapy Systems
31%
Commercial Gas
Generation Systems
3%
End-Use Consumption

GTLS: GAS TO LIQUID SYSTEMS
Global Manufacturing & Distribution Platform
Operating leverage provides the flexibility to expand and reduce capacity as needed
Major manufacturing locations include:
• North America - Georgia and Minnesota for D&S and BioMedical; also New
York for BioMedical; Wisconsin, Louisiana and Oklahoma for E&C
• Europe - Czech Republic for D&S
• Asia - China for E&C, D&S and BioMedical
Expansion of facilities in Minnesota and Wisconsin are currently in process
Manufacturing facilities are strategically located in lower-cost countries and near centers of demand
Corporate
Energy & Chemicals
Distribution & Storage
BioMedical
Asia-Pacific
North America

Europe

7.2
7.6
7.9
8.2
8.5
8.7
9.0
3.5
4.4
5.7
7.0
8.8
10.9
13.6
1980
1985
1990
1995
2000
2005
2010
2015
Renewables*
Nuclear
Hydro
Gas
Oil
Coal
18
15
12
9
6
3
0
1870
1910
1950
1990
2030

GTLS: GAS TO LIQUID SYSTEMS
Global energy demand is expected to grow
35%by2035
(1)
,
driven by a few key structural growth drivers:
(billion tons of oil equivalent)
Source: BP Energy Outlook 2030, * Renewables include biofuels
(1) Growth from 2010-2035,
(World GDP
(2)
per capita, in USD thousands)
(World GDP, in USD trillions, 2005 prices)
Source: ExxonMobil Outlook for Energy, View to 2040
1970 1990
2010 2030
Source: IMF World Economic Outlook, April 2012
2.5
40
2010
51
2000 1990
30
2040
117
OECD
Non-OECD
7
INDUSTRIAL PRODUCTION INTENSITY
WORLD COMMERCIAL ENERGY USE
(World population, in billions)
Source: US Census Estimates
POPULATION GROWTH
Energy Demand Drivers
GLOBALIZATION
Source: IEA/OECD “World Energy Outlook Special Report - Golden Rules for a Golden Age of Gas”, Golden Rules Scenario
(2)   World GDP based on Purchasing Power Parity (PPP)

GTLS: GAS TO LIQUID SYSTEMS
Changes to energy supply sources will be driven by three parameters:
• Countries seek
security in
national resources
• Shift reliance
away from OPEC
• Diversify energy
portfolio
• Stricter
legislation to
reduce air
pollution /
carbon levels
• National energy
plans focus on
cleaner energy
sources and
technology
• Solutions must
spread demand
across energy
supply sources
• New
infrastructure
projects must
pay back with
low operating
costs
• Oil : Gas price
ratio must
remain
favorable

Parameters for a New Energy Future

✓

✓

✓

✓

✓

56
79
100
20
98
100
0
43
100

✓

✓

✓

Domestic Shale Reserves
Bakken
Marcellus
Barnett
Fayetteville
Eagle Ford
Haynesville-Bossier

GTLS: GAS TO LIQUID SYSTEMS
Crude oil / natural gas spread
continues to be significant in U.S.
Lower expected power costs for gas
fired combined cycle plants
The cleanest fossil fuel
About ½ of CO
2
emissions vs. coal
Power gen. produces minimal sulfur
oxides and  particulates
Ample reserves both domestically
and globally
Reduced reliance on oil
Growth of unconventional sources
NO
x
CO2
SO2
Coal
Oil
Gas
Source: EIA
Emissions levels per 1 BTU (relative to coal)
Source: EIA
Gas/Oil spread
assuming
$4.00/mmBTU
gas price*
*BOE = Barrel of Oil Equivalent based on 1 Bbl =
5800 cu ft of gas
9
23.20
Oil (WTI)
April 2013
90.00
Nat Gas
(BOE)
6.8
12.2
8.6
10.3
Gas
Wind
Nuclear
Coal
Source: EIA (AEO 2013)
Levelized electricity costs
(cents per kWh, 2020)
Capital/Fixed  Costs
Variable/Fuel/Trans. Costs
Benefits of Using Natural Gas
ECONOMICS
EMISSIONS
ENERGY INDEPENDENCE

GTLS: GAS TO LIQUID SYSTEMS
Drill rig (immediate)
Pressure pumping (immediate)
Truck (1 year)
Marine (1-3 years)
Mining (3-5 years)
Locomotives (3-5 years)
Other high fuel use industrial
applications
LNG Fuel use predicted to increase,
particularly in high fuel consumption
applications:
10
LNG fuel supply and infrastructure
expected to continue to increase
LNG Opportunities
Source: Gladstein, Neandross & Associates – December 2012

GTLS: GAS TO LIQUID SYSTEMS
Uniquely positioned to address the entire
LNG Value Chain
– liquefaction,
distribution, storage and end-use – Chart brings many years of experience in
LNG solutions to our customers, facilitating the use of a clean-burning, safe fuel alternative to diesel into the future.

LNG Value Chain

GTLS: GAS TO LIQUID SYSTEMS
Strong Track Record of Successful Execution
¹Included in 2005 are non-recurring costs of $26.5 million for the acquisition of Chart Industries by First Reserve
During last growth cycle Company leveraged its flexible
manufacturing platform resulting in operating income
growth that outpaced sales
Flexible cost structure and good execution allows for
aggressive response to economic downturns resulting in
higher operating income levels compared to prior cycle
low points
12
Similar or higher growth, leveraged by both
significant organic opportunities, expected to
occur again during the current cycle
Large contract orders and strong base order
levels have confirmed the current growth cycle
1
0
50
100
150
200
250
300
350
400
450
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Large Contract Orders
Base Orders
0
20
40
60
80
100
120
140
160
0
200
400
600
800
1000
1200
2004 2005 2006 2007 2008 2009 2010 2011 2012
Sales
Operating Income
Last Growth
Cycle CAGR
(2004-2008)
Sales   25%
Oper. Inc.  38%

GTLS: GAS TO LIQUID SYSTEMS
Historical Orders and Backlog
Quarter-end Backlog ($MM)
13
Quarterly Orders ($MM)
E&C
D&S
BioMed
D&S
E&C
BioMed
Q1
2012
Q3
2011
Q1
2011
Q3
2010
Q1
2010
Q3
2009
Q3
2012
Q1
2013
Q1
2009
Q1
2012
Q3
2011
Q1
2011
Q3
2010
Q1
2010
Q3
2009
Q3
2012
Q1
2013
Q1
2009
0
100
200
300
400
500
600
700
0
100
200
300
400

GTLS: GAS TO LIQUID SYSTEMS
Very Stable Business Model
• Attractive industry with long-term
customer relationships
• Solid platform with worldwide
presence and leading industry
positions in all segments
Summary of Investment Highlights
14
Strong Balance Sheet
• Strong organic earnings should
provide substantial free cash flow
and liquidity
• Permit continued accretive organic
and inorganic growth
Positioned for Significant Growth
• Exploit LNG and NG growth
• Opportunities with global
infrastructure build-out
• New product development and
innovation
• Expanded new business and
inorganic pipeline
Chart continues to represent a unique investment opportunity to capitalize on global energy demand, growth in natural gas  and LNG use
Flexible / Low Cost Capital
Structure
• 7 yr. $250 million convertible
notes - 2% cash interest cost
• $300 million revolving credit
facility, providing significant liquidity
• Low net debt to EBITDA ratio
provides financing opportunities
for organic expansion and acquisitions